UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	61-1748527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4803 Stonecroft Blvd. Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)

(703) 708-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On August 3, 2017, Engility Holdings, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the three and six months ended June 30, 2017. The press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1	Press Release issued by Engility Holdings, Inc. on August 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

August 3, 2017	By:	/s/ Jon Brooks
Date	Name:	Jon Brooks
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Engility Holdings, Inc. on August 3, 2017